UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2009

CENTRAL JERSEY BANCORP

(Exact name of registrant as specified in charter)

New Jersey	0-49925	22-3757709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 Highway 35, Oakhurst, New Jersey	07755
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 571-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.02.  Termination of a Material Definitive Agreement.

On December 17, 2009, Central Jersey Bancorp (“Central Jersey”), the parent company of Central Jersey Bank, National Association, and OceanFirst Financial Corp. (“OceanFirst”), the parent company of OceanFirst Bank, mutually agreed to terminate the Agreement and Plan of Merger dated May 26, 2009 (the “Merger Agreement”) and abandon the proposed merger of Central Jersey with and into OceanFirst (the “Merger”).  For a summary of the material terms of the Merger Agreement, please see Central Jersey’s Form 8-K filed with the Securities and Exchange Commission on May 27, 2009.

According to the terms of the Merger Agreement, Central Jersey and OceanFirst are permitted to terminate the Merger Agreement and abandon the Merger by the mutual written consent of both parties, without the incursion of any termination penalties.  As of December 17, 2009, regulatory approval for the Merger had not yet been obtained, and as a result, the Merger could not be completed by December 31, 2009 as contemplated by the Merger Agreement.  Consequently, Central Jersey and OceanFirst mutually agreed that it was in the best interest of each company and their respective shareholders to terminate of the Merger Agreement.

A copy of the joint press release issued by OceanFirst and Central Jersey announcing the termination of the Merger Agreement is attached to this Form 8-K as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future.  It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements.  Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Section 9 – Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Termination Agreement dated December 17, 2009 by and between OceanFirst Financial Corp. and Central Jersey Bancorp

99.1	Press Release re: OceanFirst Financial Corp. and Central Jersey Bancorp Announce Termination of Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP
(Registrant)
	By:	/s/ James S. Vaccaro
James S. Vaccaro
Chairman, President and Chief Executive Officer
Date: December 18, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1	Termination Agreement dated December 17, 2009 by and between OceanFirst Financial Corp. and Central Jersey Bancorp
99.1	Press Release re: OceanFirst Financial Corp. and Central Jersey Bancorp Announce Termination of Merger Agreement